Execution Version
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

    This First Amendment to Loan and Security Agreement (this “Amendment”) is dated as of June 28, 2023 and is entered into by and among Replimune Group, Inc., a Delaware corporation, and each of its Subsidiaries (other than Excluded Subsidiaries and the MSC Subsidiary) party to the Loan Agreement as borrower (individually and collectively referred to as “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively referred to as “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals
A.Borrower, Agent and Lenders have entered into that certain Loan and Security Agreement dated as of October 6, 2022, among Borrower, Agent and Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.
B.In accordance with Section 11.3 of the Loan Agreement, Borrower has requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement.
C.Agent and Lenders have agreed to so amend the Loan Agreement upon the terms and conditions more fully set forth herein.
Agreement
    NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Amendments.
Effective as of the First Amendment Closing Date:
1.1Section 2.2(a) of the Loan Agreement is hereby amended and restated to read as follows:
“(a)    Tranche 1 Advance. Subject to the terms and conditions of this Agreement, on the Closing Date, the Lenders shall severally (and not jointly) make, and Borrower agrees to draw, an initial Term Loan Advance in an aggregate principal amount not less than Thirty Million Dollars ($30,000,000); provided, that the aggregate amount of Term Loan Advances made under this Section 2.2(a) shall not exceed $30,000,000 (such Term Loan Advance, a “Tranche 1 Advance”).”
1.2Section 2.2(b) of the Loan Agreement is hereby amended and restated to read as follows:
“(b)    Tranche 2 Advance. Subject to the terms and conditions of this Agreement and the achievement of the Clinical Milestone, beginning upon the earlier of (i) the drawing of 100% of the Term Commitment in respect of the Tranche 1 Advances or (ii) September 30, 2023, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case on or prior to December 31, 2023, additional Term Loan Advances in an aggregate principal amount up to Forty Five Million Dollars ($45,000,000), in minimum draws of at least Twenty Million Dollars ($20,000,000) (or if

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less than Twenty Million Dollars ($20,000,000), the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(b)) (each, a “Tranche 2 Advance”); provided that Borrower shall not be permitted to request more than two (2) Tranche 2 Advances in total.”
1.3Section 7.1(e) of the Loan Agreement is hereby amended and restated as follows:
“(e)    as soon as practicable (and in any event within 30 days) after the end of each month, a report showing agings of accounts receivable and accounts payable;”.
1.4Schedule 1.1 of the Loan Agreement is hereby amended and restated in its entirety in the form set forth in Annex A of this Agreement.
1.5Exhibit D of the Loan Agreement is hereby amended and restated in its entirety in the form set forth in Annex B of this Agreement.
1.6Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.
2.Borrower’s Representations And Warranties. Borrower represents and warrants that:
2.1Immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such date and (ii) no default or Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lenders.
2.2Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.
2.3The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.
2.4This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
2.5As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that each of Agent and Lenders has, as of the date hereof, acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.
Borrower understands and acknowledges that each of Agent and Lenders is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
3.Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or

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remedy which Agent and/or Lenders may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
4.Effectiveness. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent (such date of satisfaction of such condition precedents, the “First Amendment Closing Date”):
1.1Amendment. Borrower, Agent and Lenders shall have duly executed and delivered this Amendment to Lenders.
1.2Payment of Lender Expenses. Borrower shall have paid all reasonable Lender expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment for the documentation and negotiation of this Amendment, in each case, to the extent invoiced on or prior to the First Amendment Closing Date.
5.POST-CLOSING DELIVERABLES. By no later than ten (10) Business Day after the First Amendment Closing Date (or such later date to which the Agent may agree in its sole discretion), Borrower shall have delivered to Agent a duly executed Account Control Agreement, in form and substance reasonably satisfactory to Agent, in respect of the Borrower’s Deposit Account at Citibank, N.A. with account number 54187798.
6.RELEASE. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the execution of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction existing prior to the execution of this Amendment which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
7.Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.
8.Incorporation By Reference.  The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.
9.Reaffirmation. By executing and delivering a counterpart hereof, (i) Borrower hereby agrees that all Advances incurred by Borrower shall be secured by the Collateral pursuant to the

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applicable Loan Documents in accordance with the terms and provisions thereof and (ii) Borrower hereby (A) agrees that, notwithstanding the effectiveness of this Amendment, after giving effect to this Amendment, the Loan Documents continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Loan Agreement to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Loan Agreement and each other Loan Document, in each case after giving effect to this Amendment, including the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Loan Documents to secure such Secured Obligations, all as provided in the Loan Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Secured Obligations under the Loan Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment).
[Signature Page Follows]

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In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:
REPLIMUNE GROUP, INC.
Signature:_____________________
Print Name: Philip Astley-Sparke
Title:        Director
REPLIMUNE, INC.
Signature:_____________________
Print Name: Philip Astley-Sparke
Title:        CEO
REPLIMUNE LIMITED
Signature:______________________
Print Name:    Philip Astley-Sparke
Title:        Director

[Signature Page – First Amendment to LSA (Replimune)]

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Accepted in Palo Alto, California:
AGENT:
HERCULES CAPITAL, INC.
Signature:    _______________________
Print Name:    Seth Meyer
Title:        CFO

LENDERS:
HERCULES CAPITAL, INC.
Signature:    _______________________
Print Name:    Seth Meyer
Title:        CFO

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.
By: Hercules Adviser LLC, its Investment Adviser
Signature:    _______________________
Print Name:    Seth Meyer
Title:        Authorized Signatory

HERCULES PRIVATE FUND ONE LLC
By: Hercules Adviser LLC, its Investment Adviser
Signature: ______________________
Name: Seth Meyer
Title: Authorized Signatory

HERCULES PRIVATE CREDIT FUND 1 L.P.
By: Hercules Adviser LLC, its Investment Adviser
[Signature Page – First Amendment to LSA (Replimune)]

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Signature: ______________________
Name: Seth Meyer
Title: Authorized Signatory

[Signature Page – First Amendment to LSA (Replimune)]

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Annex A
SCHEDULE 1.1
COMMITMENTS

LENDERS	TRANCHE 1	TRANCHE 2	TRANCHE 3	TRANCHE 4	TRANCHE 5	TRANCHE 6*	TOTAL COMMITMENTS
Hercules Capital, Inc.	$20,700,000.00	$31,050,000.00	$17,250,000.00	$24,150,000.00	$27,600,000.00	$25,000,000.00*	$145,750,000.00
Hercules Private Fund One LLC	$5,400,000.00	--	--	--	--	--	$5,400,000.00
Hercules Private Credit Fund 1 L.P.	--	$8,100,000.00	$4,500,000.00	$6,300,000.00	$7,200,000.00	--	$26,100,000.00
Hercules Private Global Venture Growth Fund I L.P.	$3,900,000.00	$5,850,000.00	$3,250,000.00	$4,550,000.00	$5,200,000.00	--	$22,750,000.00
	$30,000,000.00	$45,000,000.00	$25,000,000.00	$35,000,000.00	$40,000,000.00	$25,000,000.00*	$200,000,000.00
*Funding of Tranche 6 is conditioned on approval by Lender’s investment committee in its sole and unfettered discretion.

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LENDERS	Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable)
Hercules Capital, Inc.	13/H/376642/DTTP USA
Hercules Private Global Venture Growth Fund I L.P.	13/H/391494/DTTP
Hercules Private Fund One LLC	----
Hercules Private Credit Fund 1 L.P.	----

[Signature Page – First Amendment to LSA (Replimune)]

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Annex B
EXHIBIT D
Deposit Accounts

Bank Name	Account Number	Branch Address	Company/ Subsidiary	Purpose of Account
Silicon Valley Bank	3301390025	3005 Tasman Dr, Santa Clara, CA 95054	Replimune, Inc. (US)	SVB US Operating Account - 0025
Silicon Valley Bank	3302437787	3005 Tasman Dr, Santa Clara, CA 95054	Replimune, Inc. (US)	Collateral Account for King Street - 7787
Silicon Valley Bank	3302288720	3005 Tasman Dr, Santa Clara, CA 95054	Replimune Group, Inc. (US)	Analysis Checking
Silicon Valley Bank	3302727016	3005 Tasman Dr, Santa Clara, CA 95054	Replimune, Inc. (US)	Collateral Account for Unicorn Park - 7016
Silicon Valley Bank	20126468	Alphabeta, 14-18 Finsbury Square London, GB EC2A 1BR	Replimune Limited (UK)	USD DEPOSIT - 6468
Silicon Valley Bank	20126441	Alphabeta, 14-18 Finsbury Square London, GB EC2A 1BR	Replimune Limited (UK)	GBP DEPOSIT - 6441
Silicon Valley Bank	20126417	Alphabeta, 14-18 Finsbury Square London, GB EC2A 1BR	Replimune Limited (UK)	GBP OPERATING - 6417
Citizens Bank, N.A.	1404939064	1 Citizens Plaza, Providence, RI 02903	Replimune, Inc. (US)	Operating Account
Citibank, N.A.	54187798	1 Post Office Square Boston, MA 02109	Replimune, Inc. (US)	Operating Account

Accounts Holding Investment Property

Account	Identifier	Description	Company/Subsidiary
Capital Advisors Group	CAG4855	Investments	Replimune Securities Corporation

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